UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2008

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Partnership Agreement

On April 11, 2008, DCP Midstream Partners, LP (the “Partnership”) amended its Second Amended and Restated Agreement of Limited Partnerhsip (the “Partnership Agreement”) to modify the mechanism by which the capital accounts of all partners are maintained when the general partner’s incentive distribution rights are valued when calculating the enterprise value of the Partnership in the event of a follow-on offering of common units.

A copy of Amendment No. 1 to the Partnership Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 4.1	Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of DCP Midstream Partners, LP, dated April 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name: Michael S. Richards
Title: Vice President, General Counsel and Secretary

April 14, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of DCP Midstream Partners, LP, dated April 11, 2008.